SMEAD VALUE FUND Trading Symbol: Class A Shares (SVFAX) Summary Prospectus October 31, 2013
www.smeadfunds.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://smeadcap.com/smead-funds/forms/.  You may also obtain this information at no cost by calling 877-807-4122 or by sending an email request to info@smeadcap.com.  The Fund’s Class A shares prospectus and statement of additional information, both dated October 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective.  The investment objective of the Smead Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.  You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 10 of the Fund’s Statutory Prospectus and under “Additional Purchase and Redemption Information – Sales Charges on Class A Shares” beginning on page 27 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 18 months of purchase)(1)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses (2)	0.50%
Shareholder Servicing Fee(3)	0.25%
Total Annual Fund Operating Expenses	1.75%
Less: Fee Waiver/Expense Reimbursement	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.65%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Because Class A shares are new, these expenses are based on the other expenses of the Investor Class shares of the Fund for the fiscal year ended November 30, 2012.
(3)	The Fund has adopted a maximum Shareholder Servicing Fee of 0.25% for Class A shares.
(4)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Smead Capital Management, Inc. (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends and interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.65% of the Fund’s average annual net assets for Class A through October 31, 2014.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the applicable limitation on the Fund’s expenses.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through October 31, 2014.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$733	$1,076	$1,452	$2,503

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.95% of the average value of its portfolio.

Principal Investment Strategies.  To achieve its investment objective, the Fund will maintain approximately 25-30 companies in its portfolio and will invest in the common stocks of large capitalization (“large-cap”) U.S. companies.  The Fund considers large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion.

The Adviser selects the Fund’s investments by screening large-cap companies using the following eight criteria:

Required over entire holding period

•	products or services that meet a clear economic need;
•	strong competitive advantage (wide moats or barriers to entry);
•	long history of profitability and strong metrics (net profit margin, return on equity and net income ratios);
•	generates high levels of cash flow;
•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);

Favored, but not required

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);
•	strong balance sheet; and
•	strong management (directors and officers) ownership (preferably with recent purchases).

The Fund’s portfolio is built around high quality companies whose businesses have strong competitive advantages that the Adviser believes can be sustained for the long term.  The Adviser maintains a sell discipline that is designed to manage overall portfolio risk by protecting against significant downside exposure of each security.  The Fund aims to be a low-turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Performance.  The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, three year and since inception periods compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://smeadcap.com/smead-funds or by calling the Fund toll-free at 877-807-4122.

Investor Class Shares1
Calendar Year Returns as of December 31

1 Because Class A shares of the Fund are new, the returns shown in the bar chart are for Investor Class shares of the Fund, which are offered in a separate prospectus.  The Class A shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.  The sales charges (loads) applicable to Class A shares are not reflected in the bar chart above presented for the Investor Class shares of the Fund, and if these amounts were reflected, returns may be less than those shown above.

The Fund’s calendar year-to-date return for Investor Class shares as of September 30, 2013 was 26.12%.  During the period shown in the bar chart, the best performance for a quarter was 18.66% (for the quarter ended September 30, 2009) and the worst performance was -13.85% (for the quarter ended June 30, 2010).

Average Annual Total Returns
(Periods Ended December 31, 2012)
	One Year	Three Years	Since Inception 1/2/2008
Investor Class Shares(1)
Return Before Taxes	27.83%	14.57%	2.51%
Return After Taxes on Distributions	27.53%	14.44%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares	18.49%	12.61%	2.12%
S&P 500® Index	16.00%	10.87%	1.96%
(reflects no deduction for fees, expenses or taxes)
Russell 1000® Value Index	17.51%	10.86%	0.87%
(reflects no deduction for fees, expenses or taxes)

(1)
Because the Class A shares are new, the Average Annual Total Returns are for Investor Class shares of the Fund, which are offered in a separate prospectus.  Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses including the sales charges (loads) applicable to Class A shares.  Investor Class shares do not have a sales charge (load).

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

Management

Investment Adviser.  Smead Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers.  William W. Smead, Chief Investment Officer and Chief Executive Officer of the Adviser, has managed the Fund since it commenced operations in January 2008.  Tony A. Scherrer, CFA, Director of Research and Portfolio Manager of the Adviser, has co-managed the Fund since April 2008.

Purchase and Sale of Fund Shares.  You may purchase or redeem shares by mail (Smead Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by telephone at 877-807-4122 or by wire.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amounts for Class A Shares

Minimum Initial Investment	$3,000.00
Subsequent Investments	$500.00

Tax Information.  The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.